Long-Term Debt	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Long-Term Debt
Long-Term Debt

Long-term debt, weighted average interest rates and due dates at December 31 are as follows:

	2013			2012
	Stated Interest Rate	Due Date Through	Balance	Stated Interest Rate	Due Date Through	Balance
Term notes	4.8%	2022	$828.4	4.4%	2022	$1,028.0
Industrial development bonds, principally variable interest rates	.2%	2030	19.9	.4%	2030	19.9
Commercial paper	.2%	2017	16.0	—%	—	—
Capitalized leases (primarily machinery, vehicle and office equipment)			4.4			6.5
Other, partially secured			.8			1.0
			869.5			1,055.4
Less current maturities			181.1			201.5
			$688.4			$853.9

Maturities of long-term debt are as follows:

Year ended December 31
2014	$181.1
2015	201.4
2016	3.2
2017	19.1
2018	152.2
Thereafter	312.5
$869.5

We can raise cash by issuing up to $600 of commercial paper through a program that is backed by a $600 revolving credit agreement with a syndicate of 13 lenders. This agreement was renewed in 2011, with a five years term ending in 2016. During the third quarter of 2013 we extended the term by one year to 2017. The credit agreement allows us to issue total letters of credit up to $250. When we issue letters of credit in this manner, our capacity under the agreement, and consequently, our ability to issue commercial paper, is reduced by a corresponding amount. We had no outstanding letters of credit under the agreement at year end for the periods presented.

Amounts outstanding at year-end related to our commercial paper program were:

	December 31, 2013	December 31, 2012
Total program authorized	$600.0	$600.0
Commercial paper outstanding (classified as long-term debt)	(16.0)	—
Letters of credit issued under the credit agreement	—	—
Total program usage	(16.0)	—
Total program available	$584.0	$600.0

The revolving credit agreement and certain other long-term debt contain restrictive covenants which, among other things, limit a) the total amount of indebtedness to 60% of our total capitalization (each as defined in the revolving credit agreement), b) the amount of total secured debt to 15% of our total consolidated assets, and c) the amount of assets sold, transferred or disposed of in any trailing four quarter period to 20% of total consolidated assets. We have remained well within compliance with all such covenants.

We may elect one of four types of borrowing under the revolving credit agreement, which determines the rate of interest to be paid on the outstanding principal balance. The interest rate would be commensurate with the currency borrowed and the term of the borrowing, as well as either i.) a competitive variable or fixed rate, or ii.) various published rates plus a pre-defined spread.

We are required to periodically pay accrued interest on any outstanding principal balance under the revolving credit agreement at different time intervals based upon the elected interest rate and the elected interest period. Any outstanding principal under this agreement will be due upon the maturity date. We may also terminate or reduce the lending commitments under this agreement, in whole or in part, upon three business days’ notice.